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                         SLM STUDENT LOAN TRUST 2003-11

                            ADMINISTRATION AGREEMENT

                                   SUPPLEMENT

                          DATED AS OF OCTOBER 30, 2003

                                       TO

                         MASTER ADMINISTRATION AGREEMENT

                             DATED AS OF MAY 1, 1997

                                      AMONG

                                 SLM FUNDING LLC

                         SLM STUDENT LOAN TRUST 2003-11

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,

                           AS ELIGIBLE LENDER TRUSTEE

                           SALLIE MAE SERVICING, L.P.

                              THE BANK OF NEW YORK,

                              AS INDENTURE TRUSTEE

                                       AND

                       STUDENT LOAN MARKETING ASSOCIATION

================================================================================

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                                TABLE OF CONTENTS

                                                      ARTICLE I
Section 1.1     Definitions and Usage........................................................................     2
Section 1.2     Supplement to Master Administration Agreement................................................     2

                                                     ARTICLE II

Section 2.1     Duties with Respect to the Indenture.........................................................     2
Section 2.2     Duties with Respect to the Issuer............................................................     5
Section 2.3     Establishment of Trust Accounts..............................................................     6
Section 2.4     Collections..................................................................................    10
Section 2.5     Application of Collections...................................................................    11
Section 2.6     Additional Deposits..........................................................................    11
Section 2.7     Distributions................................................................................    11
Section 2.8     Priority of Distributions....................................................................    13
Section 2.9     Reserve Account..............................................................................    16
Section 2.10    Other Trust Accounts.........................................................................    17
Section 2.11    Statements to Excess Distribution Certificateholders and Noteholders.........................    20
Section 2.12    Non-Ministerial Matters......................................................................    21
Section 2.13    Exceptions...................................................................................    22
Section 2.14    Compensation.................................................................................    22
Section 2.15    Servicer and Administrator Expenses..........................................................    22

                                                     ARTICLE III

Section 3.1     Administrator's Certificate; Servicer's Report...............................................    22
Section 3.2     Annual Statement as to Compliance; Notice of Default; Financial Statements...................    23
Section 3.3     Annual Independent Certified Public Accountants' Report......................................    24

                                                     ARTICLE IV

Section 4.1     Representations of Administrator.............................................................    25
Section 4.2     Liability of Administrator; Indemnities......................................................    26
Section 4.3     Merger or Consolidation of, or Assumption of the Obligations of, Administrator...............    28
Section 4.4     Limitation on Liability of Seller, Administrator and Others..................................    29
Section 4.5     Administrator May Own Certificates or Notes..................................................    29
Section 4.6     Sallie Mae, Inc Not to Resign as Administrator...............................................    29

                                                      ARTICLE V

Section 5.1     Administrator Default........................................................................    30
Section 5.2     Appointment of Successor.....................................................................    31
Section 5.3     Notification to Noteholders and Certificateholders...........................................    32
Section 5.4     Waiver of Past Defaults......................................................................    32

                                                     ARTICLE VI

Section 6.1     Termination..................................................................................    32

                                                     ARTICLE VII

Section 7.1     Protection of Interests in Trust.............................................................    33

                                                    ARTICLE VIII

Section 8.1     Independence of the Administrator............................................................    35
Section 8.2     No Joint Venture.............................................................................    35
Section 8.3     Other Activities of Administrator............................................................    36
Section 8.4     Powers of Attorney...........................................................................    36
Section 8.5     Amendment....................................................................................    36
Section 8.6     Assignment...................................................................................    37
Section 8.7     Limitations on Rights of Others..............................................................    38
Section 8.8     Assignment to Indenture Trustee..............................................................    38
Section 8.9     Nonpetition Covenants........................................................................    38
Section 8.10    Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.....................    38
Section 8.11    Governing Law................................................................................    39
Section 8.12    Headings.....................................................................................    39
Section 8.13    Counterparts.................................................................................    39
Section 8.14    Severability.................................................................................    39
Section 8.15    Additional Reset Rate Note Agreements........................................................    39
Section 8.16    Excess Distribution Certificate..............................................................    40

                                       ii
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                       ADMINISTRATION AGREEMENT SUPPLEMENT

         SLM Student Loan Trust 2003-11 Administration Agreement Supplement, dated as of October 30, 2003 (this "Supplement"), among SLM Funding LLC (the "Depositor"), SLM Student Loan Trust 2003-11 (the "Issuer"), Chase Manhattan Bank USA, National Association, not in its individual capacity but solely in its capacity as eligible lender trustee (the "Eligible Lender Trustee"), The Bank of New York, not in its individual capacity but solely in its capacity as indenture trustee (the "Indenture Trustee") and Sallie Mae Servicing, L.P. (the "Servicer"), and accepted and agreed to by Student Loan Marketing Association, not in its individual capacity but solely in its capacity as administrator (the "Administrator"). This Supplement is being delivered as a supplement to the Master Administration Agreement, dated as of May 1, 1997 (the "Master Agreement"), between the Depositor, as successor in interest to SLM Funding Corporation, and the Administrator.

                                    RECITALS

         WHEREAS, under the terms of the Master Agreement, the Administrator has agreed to serve as administrator with respect to trusts formed under trust agreements entered into from time to time between the Depositor and an Eligible Lender Trustee, and under Section 1.2(a) of the Master Agreement, in order for the Administrator to serve as administrator with respect any such trust, the Depositor is required to present to the Administrator a supplement designating the related Trust, the related Eligible Lender Trustee, the related Interim Eligible Lender Trustee and the related Indenture Trustee, and duly executed by the Depositor, such Trust, such Eligible Lender Trustee, such Indenture Trustee and such Servicer;

         WHEREAS, pursuant to an Indenture, dated as of October 1, 2003 (the "Indenture"), among the Issuer, the Indenture Trustee and the Eligible Lender Trustee, the Issuer (a) is issuing (i) eight classes of its Student Loan-Backed Notes (collectively, the "Notes"), and (ii) an Excess Distribution Certificate (the "Excess Distribution Certificate") pursuant to a trust agreement, dated as of October 1, 2003 among the Depositor, the Eligible Lender Trustee and the Indenture Trustee, pursuant to which the Issuer was established (the "Trust Agreement") and (b) will not issue any other classes of Certificates (the "Certificates");

         WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Excess Distribution Certificate, including the Trust Agreement, the Servicing Agreement, the Sale Agreement, and the Indenture;

         WHEREAS, pursuant to certain Basic Documents, the Issuer and the Eligible Lender Trustee are required to perform certain duties in connection with (a) the Notes and the Collateral therefore pledged pursuant to the Indenture and (b) the Excess Distribution Certificate pursuant to the Trust Agreement;

         WHEREAS, the Issuer and the Eligible Lender Trustee desire to have the Administrator and the Servicer perform certain of the duties of the Issuer and the Eligible Lender Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of the Master Agreement, the Master Agreement and the other Basic Documents as the Issuer and the Eligible Lender Trustee may from time to time request;

         WHEREAS, the Administrator and the Servicer have the capacity to provide the services required hereby and are willing to perform such services for the Issuer and the Eligible Lender Trustee on the terms set forth herein; and

         WHEREAS, this Supplement is delivered to the Administrator pursuant to and in satisfaction of the conditions set forth in Section 1.2(a) of the Master Agreement with respect to SLM Student Loan Trust 2003-11, and is intended to supplement the terms of, and to modify any terms that are inconsistent with, the Master Agreement, provided that the provisions of this Supplement shall be applicable only to SLM Student Loan Trust 2003-11.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Depositor, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Servicer and the Administrator, hereby agree as follows:

                                   ARTICLE I

         Section 1.1 Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A-1 to the Indenture, which also contains rules as to usage that shall be applicable herein.

         Section 1.2 Supplement to Master Administration Agreement. Each of the parties entering into this Supplement acknowledges and agrees that the provisions of this Supplement shall set forth the terms of, and be applicable only to, SLM Student Loan Trust 2003-11, and that, to the extent any of the terms of this Supplement modify the Master Agreement, the terms of this Supplement shall govern.

                                   ARTICLE II

         Section 2.1 Duties with Respect to the Indenture. The Administrator agrees to consult with the Eligible Lender Trustee regarding the duties of the Issuer under the Indenture and the Note Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Note Depository Agreement. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Note Depository Agreement. In furtherance of the foregoing, the Administrator shall take the actions with respect to the following matters that it is the duty of the Issuer or the Indenture Trustee to take pursuant to the Indenture:

         (a) preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the same to the Indenture Trustee (Section 2.2 of the Indenture);

         (b) preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of Collateral (Section
2.9 of the Indenture);

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

         (c) obtaining and preserving the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.4 of the Indenture);

         (d) preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.5 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.5 of the Indenture);

         (e) delivering the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.6 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers' Certificate of the Issuer and certain other statements, in accordance with Section 3.9 of the Indenture, as to compliance, with the Indenture (Sections 3.6 and 3.9 of the Indenture);

         (f) in the event of a Servicer Default, the taking of all reasonable steps available to enforce the Issuer's rights under the Basic Documents in respect of such Servicer Default (Section 3.7(d) of the Indenture);

         (g) preparing and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section
3.10 of the Indenture);

         (h) monitoring the Issuer's obligations as to the satisfaction and discharge of the Indenture and preparation of an Officers' Certificate of the Issuer and obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1 of the Indenture);

         (i) selling of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default resulting in a non-rescindable, non-waivable acceleration of the Notes (Section 5.4 of the Indenture) or an Insolvency Event with respect to the Depositor has occurred and is continuing (Section 6.5(b) of the Indenture);

         (j) preparing and, after execution by the Issuer, filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies (Section 7.3 of the Indenture);

         (k) the opening of one or more accounts in the Issuer's name, the preparation of Issuer Orders, Officers' Certificates of the Issuer and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3 of the Indenture);

         (l) preparing of an Issuer Request and Officers' Certificate of the Issuer and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5 of the Indenture);

         (m) preparing of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.1, 9.2 and 9.3 of the Indenture);

         (n) preparing of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.6 of the Indenture);

         (o) preparing of all Officers' Certificates of the Issuer, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a) of the Indenture);

         (p) preparing and delivering of Officers' Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b) of the Indenture);

         (q) preparing and delivering to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.6 of the Indenture);

         (r) the recording of the Indenture, if applicable (Section 11.15 of the Indenture);

         (s) the undertaking of all obligations required to be performed by the Administrator, and to act on behalf of the Trust in fulfilling all duties of the Trust, as set forth in the Reset Rate Note Procedures (Appendix A-2 to the Indenture) on and prior to each Reset Date;

         (t) engaging or terminating any Remarketing Agents, entering into the Remarketing Agreement on the Closing Date and all subsequent Remarketing Agreements or Remarketing Agency Agreements each on behalf of the Trust, as set forth in the Reset Rate Note Procedures;

         (u) on the Closing Date, and with respect to the Class A-5 Notes and Class A-7 Notes during their respective initial Reset Periods, directing the Eligible Lender Trustee to enter into each related Initial Interest Rate Swap Agreement (not in its individual capacity, but solely on behalf of the Trust) with an Eligible Swap Counterparty;

         (v) from time to time on or after the Initial Reset Date with respect to each class of Reset Rate Notes, directing the Eligible Lender Trustee to enter into one or more Interest Rate Swap Agreements (not in its individual capacity, but solely on behalf of the Trust) with an Eligible Swap Counterparty on the terms and conditions set forth in the Reset Rate Note Procedures, on any Reset Date, when (1) a class of Reset Rate Notes is to bear interest at a fixed rate during the immediately following Reset Period and (2) a class of Reset Rate Notes is to bear interest at a floating rate during the immediately following Reset Period and the Remarketing Agents (in consultation with the Administrator) determine that it is in the best interest of the Trust based on then-current market conditions, to enter into one or more Interest Rate Swap Agreements;

         (w) the undertaking of all obligations required to be performed by the Administrator, including, without limitation, preparing and delivering all notices, communications, information and calculations, under any Interest Rate Swap Agreement;

         (x) on the Closing Date, directing the Indenture Trustee to enter into the Interest Rate Cap Agreement (not in its individual capacity, but solely on behalf of the Trust) with the Interest Rate Cap Swap Counterparty;

         (y) calculating, on each Interest Rate Determination Date for each class of Reset Rate Notes that bears a floating rate of interest, the applicable rate of interest using the applicable Index that will be in effect until the next related Interest Rate Change Date;

         (z) calculating on each Distribution Date, as applicable: the Principal Distribution Amount, the Quarterly Required Amount, the Quarterly Funding Amount, the Reset Period Target Amount, any amounts to be deposited on such Distribution Date into any Accumulation Account (if applicable), any applicable Supplemental Interest Account Deposit Amount, any applicable Investment Reserve Account Required Amount, any applicable Specified Reserve Account Balance, any applicable Investment Premium Purchase Account Deposit Amount and any applicable Investment Premium Purchase Required Amount; and

         (aa) calculating on or before each Distribution Date, as applicable, any amounts to be deposited in, or withdrawn from, each Trust Account.

         Section 2.2 Duties with Respect to the Issuer.

         (a) In addition to the duties of the Administrator set forth above and in the other Basic Documents, the Administrator shall perform such calculations, including calculating on each Interest Rate Determination Date for each class of Reset Rate Notes, the applicable rate of interest using the applicable Index that will be in effect until the next related Interest Rate Change Date, and shall prepare for execution by the Issuer or the Eligible Lender Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Eligible Lender Trustee to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Eligible Lender Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents. Subject to Section 8.1 below, and in accordance with the directions of the Eligible Lender Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the Administrator.

         (b) The Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.4 of the Trust Agreement and the Administrator shall be entitled to hire an Independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor or the holder of the Excess Distribution Certificate, if not then held by the Depositor.

         (c) The Administrator shall perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Eligible Lender Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents.

         (d) The Administrator shall be responsible for preparing and delivering, on behalf of the Issuer, all notices required by any Clearing Agency or stock exchange upon which the Notes are then listed.

         (e) The Administrator shall be responsible for serving as Calculation Agent or as successor calculation agent, if required, and shall be responsible for preparing and delivering any notices required to be delivered by the Issuer under the Interest Rate Cap Agreement or any Interest Rate Swap Agreement, as applicable, including without limitation, any notice obligations specified in the Interest Rate Cap Agreement or any Interest Rate Swap Agreement in the event of a default by the related Interest Rate Swap Counterparty.

         (f) The Administrator shall be responsible for promptly preparing and delivering, a notice to each Rating Agency detailing all actions taken with respect to any Collateral Arrangement (as defined in each Interest Rate Swap Agreement) required to be provided under the provisions of an Interest Rate Swap Agreement, and enclosing therewith a copy of each related Collateral Arrangement.

         (g) In carrying out the foregoing duties or any of its other obligations under this Supplement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         Section 2.3 Establishment of Trust Accounts.

         (a) On the Closing Date and at such other times as specified herein, the Administrator shall establish the following Eligible Deposit Accounts as more fully described below:

                  (i)      a "Collection Account";

                  (ii)     a "Reserve Account";

                  (iii)    a "Capitalized Interest Account";

                  (iv)     a "Remarketing Fee Account";

                  (v)      an "Accumulation Account";

                  (vi)     a "Supplemental Interest Account";

                  (vii)    an "Investment Premium Purchase Account"; and

                  (viii)   an "Investment Reserve Account."

         (b) Funds on deposit in each account specified in Section 2.3(a) above (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments (including Eligible Investments of the Indenture Trustee) pursuant to written instructions by the

Administrator; provided, however, it is understood and agreed that the Indenture Trustee shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer; provided, that on the Business Day preceding (x) each Distribution Date, all interest and other Investment Earnings (net of losses and investment expenses) on funds on deposit in each Trust Account other than any Accumulation Account shall be deposited into the Collection Account and deemed to constitute a portion of the Available Funds for such Distribution Date and (y) each related Distribution Date, all interest and other investment income (net of losses and investment expenses) on deposit in any Accumulation Account shall be deposited into the Collection Account and deemed to constitute a portion of the Available Funds on such Reset Date. Other than as described in the following proviso or as otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall only be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or the next Distribution Date; provided that funds on deposit in an Accumulation Account may be invested in Eligible Investments that are scheduled to mature (or with respect to Eligible Investments under clause (g) of the definition of "Eligible Investments" are expected to mature) on or before the Business Day prior to the next Reset Date for the related class of Reset Rate Notes. Funds deposited in a Trust Account on a Business Day which immediately precedes a Monthly Servicing Payment Date, Distribution Date or, with respect to funds on deposit in any Accumulation Account, the related Reset Date, upon the maturity of any Eligible Investments, are not required to be invested overnight.

         (c) The Depositor and the Issuer pledged to the Indenture Trustee all of their respective right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Administrator's power to instruct the Indenture Trustee pursuant to Section 2.3(b) above and Section 2.3(e) below, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the related Noteholders, the Issuer and with respect to the Remarketing Fee Account, the Remarketing Agents. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

         (d) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                  (i) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 2.3(c) and, subject to Section 2.3(b), each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                  (ii) any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

                  (iii) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph
         (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continuous book-entry registration of such Trust Account Property as described in such paragraph; and

                  (iv) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause
         (iii) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

Notwithstanding anything to the contrary set forth in this Section 2.3(d), the Indenture Trustee shall have no liability or obligation in respect of any failed Delivery, as contemplated herein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee.

         (e) The Administrator shall have the power, revocable, for cause or upon the occurrence and during the continuance of an Administrator Default, by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Administrator or the Eligible Lender Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

         (f) On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York. On the Closing Date, the Administrator shall cause the Trust to deposit the Collection Account Initial Deposit, if any, into the Collection Account.

         (g) On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York. On the Closing Date, the Administrator shall cause the Trust to deposit the Reserve Account Initial Deposit into the Reserve Account.

         (h) On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Capitalized Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York. On the Closing Date, the Administrator shall cause the Trust to deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

         (i) On the Closing Date, the Administrator, for the benefit of the Trust, the Remarketing Agents and the Reset Rate Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Remarketing Fee Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust, the Remarketing Agents and the Reset Rate Noteholders. The Remarketing Fee Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

         (j) On the Closing Date with respect to the Class A-5 Notes and Class A-7 Notes during their respective initial Reset Periods and on any Reset Date thereafter on which one or more classes of Reset Rate Notes are reset (or continue) to bear interest at a fixed rate during the upcoming Reset Period, the Administrator, for the benefit of the related Reset Rate Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee, Eligible Deposit Accounts (each, an "Accumulation Account") for each such class of Reset Rate Notes, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust and the related Reset Rate Noteholders. Each Accumulation Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

         (k) On the Closing Date with respect to the Class A-5 Notes and Class A-7 Notes during their respective initial Reset Periods and whenever one or more Accumulation Accounts are established pursuant to Section 2.3(j) above, the Administrator, for the benefit of the related Reset Rate Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee corresponding Eligible Deposit Accounts (each, a "Supplemental Interest Account") relating to each such Accumulation Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. Each Supplemental Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

         (l) On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Investment Premium Purchase Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Investment Premium

Purchase Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

         (m) On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Investment Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Investment Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of The Bank of New York.

         Section 2.4 Collections. (a) The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Trust Student Loans (other than Purchased Student Loans), and all Liquidation Proceeds, both as collected during the Collection Period, and the Eligible Lender Trustee shall remit within two Business Days of receipt thereof to the Collection Account any Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Trust Student Loans during the Collection Period. Notwithstanding the foregoing, for so long as (a) the senior unsecured obligations of the Administrator (or any affiliate of the Administrator which guarantees the obligations of the Administrator hereunder) is then assigned a long-term rating of not less than "AA-" (or an equivalent rating) or a short-term rating of not less than "A-1" (or an equivalent rating) by each of the Rating Agencies or the remitting by the Servicer and the Eligible Lender Trustee of the amounts referred to in this
Section 2.4 to the Administrator will not result in a downgrading or withdrawal of any of the then-current ratings of any of the Notes by any of the Rating Agencies, and (b) no Administrator Default shall have occurred and be continuing, the Servicer and the Eligible Lender Trustee shall remit such collections within two Business Days of receipt thereof to the Administrator, and the Administrator need not deposit such collections into the Collection Account until one Business Day immediately prior to the next following Monthly Servicing Payment Date (in an amount up to the Servicing Fee then due) or Distribution Date together with interest on such amounts (less Servicing Fees paid during such period) calculated on a daily basis from the first day of the month following receipt thereof by the Administrator through the last day of the related Collection Period at a rate equal to no less than the Federal Funds Rate less 0.20%. In the event that the Administrator (and each such Affiliate which guarantees the obligations of the Administrator) is rated below "AA-" and "A-1+" by S&P, the Administrator shall deposit all such collections into the Collection Account at least as frequently as the next following Monthly Servicing Payment Date, unless less frequent deposits will not result in a downgrading or withdrawal of S&P's then-current ratings on the Notes. In the event that any of the foregoing conditions for ceasing daily remittances shall no longer be satisfied, then the Administrator shall deposit all collections held by it into the Collection Account within two Business Days of receipt thereof.

         (b) Notwithstanding the foregoing, if required by any related Swap Agreement and with respect to all Swap Payments due and payable by the Trust to each Swap Counterparty, the Administrator will deposit such amounts, but only to the extent funds are allocated for such purpose pursuant to Section 2.8, not later than the fourth Business Day prior to each related Distribution Date.

         Section 2.5 Application of Collections.

         (a) With respect to each Trust Student Loan, all collections (including all Guarantee Payments) with respect thereto for each Collection Period shall be applied to fees, interest and principal on such Trust Student Loan by the Servicer in accordance with its customary practice.

         (b) All Liquidation Proceeds shall be applied to the related Trust Student Loan.

         Section 2.6 Additional Deposits.

         (a) The Servicer shall deposit or cause to be deposited in the Collection Account the aggregate purchase price with respect to Purchased Student Loans as determined pursuant to Section 3.5 of the Servicing Agreement and all other amounts to be paid by the Servicer under Section 3.5 of the Servicing Agreement on or before the third Business Day before the related Distribution Date, and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Depositor under Article VI of the Sale Agreement when such amounts are due.

         (b) Notwithstanding anything to the contrary set forth in Section 2.6(a) above, if daily deposits to the Collection Account are not required pursuant to Section 2.4 above, the Depositor and the Servicer shall pay the amounts referred to in Section 2.6(a) above that would otherwise be deposited into the Collection Account to the Administrator. The Administrator shall not be required to deposit such amounts into the Collection Account until the Business Day preceding each Distribution Date, subject to the provisions of Section 2.4(b); provided, however, that, on or before the Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deposit into the Collection Account that portion of such amounts received by it that is equal to the Primary Servicing Fee payable on such date and provided, further that the Administrator shall also deposit into the Collection Account on such date, interest on such amounts (less Servicing Fees paid during such period) calculated on a daily basis from the first day of the month following receipt thereof by the Administrator through the last day of the related Collection Period at a rate equal to no less than the Federal Funds Rate less 0.20%.

         (c) With respect to each Initial Interest Rate Swap Agreement and the Interest Rate Cap Agreement, and if the Trust subsequently becomes a party to any additional Interest Rate Swap Agreements, the Administrator shall cause all Swap Receipts and all other amounts payable to the Trust from each Interest Rate Swap Counterparty to be deposited into the Collection Account.

         Section 2.7 Distributions.

         (a) On or before the fifth Business Day immediately preceding each Distribution Date, the Administrator shall calculate all amounts required to be deposited into the Collection Account from the Trust Accounts, as applicable, including the amount of all Investment Earnings to be transferred from the Trust Accounts to the Collection Account, and the amount to be distributed from the Collection Account as Available Funds on the related Distribution Date. On the fifth Business Day preceding each Monthly Servicing Payment Date that is not a Distribution

Date, as applicable, the Administrator shall calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date. In addition, the Administrator shall:

                  (i) calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the Capitalized Interest Account on or before the fifth Business Day preceding each Distribution Date;

                  (ii) calculate all amounts required to be deposited into the Collection Account from the Remarketing Fee Account, any Supplemental Interest Account, any Investment Premium Purchase Account and any Investment Reserve Account on or before the Business Day immediately preceding each Distribution Date;

                  (iii) calculate, in each case, if and to the extent applicable, the Class A Noteholders' Distribution Amount, the Class B Noteholders' Distribution Amount, the Quarterly Required Amount, the Quarterly Funding Amount, the Reset Period Target Amount, any Supplemental Interest Account Deposit Amount, the Specified Reserve Account Balance, any Investment Premium Purchase Account Deposit Amount, any Investment Premium Purchase Account Release Amount, any Investment Reserve Account Required Amount and any amounts to be deposited on such Distribution Date into any Accumulation Account from the Collection Account on the related Distribution Date on or before the Business Day immediately preceding such Distribution Date;

                  (iv) if a Distribution Date is also a Reset Date, calculate any amounts to be withdrawn from the Remarketing Fee Account and paid to the applicable Remarketing Agents on or before the Business Day immediately preceding such Distribution Date; and

                  (v) if such Distribution Date is also a Reset Date for a class of Reset Rate Notes that bore interest at a fixed rate during the previous Reset Period (including on the related Initial Reset Date with respect to each class of Reset Rate Notes that bears a fixed rate of interest during its respective initial Reset Period), on or before the Business Day immediately preceding such Distribution Date, the Administrator shall calculate all amounts to be withdrawn from the related Accumulation Account and paid to the related class of Reset Rate Noteholders on such Distribution Date.

         (b) The Administrator shall instruct the Indenture Trustee in writing no later than the second Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1(a) and (b) below) to distribute to the Servicer, by 1:00 p.m. (New York time) on such Monthly Servicing Payment Date, from and to the extent of the Available Funds on deposit in the Collection Account, the Primary Servicing Fee due with respect to the preceding calendar month, and the Indenture Trustee shall comply with such instructions.

         (c) Subject to the provisions of Section 2.4(b), the Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's

Report delivered pursuant to Sections 3.1(a) and 3.1(c) below) to make the deposits and distributions set forth in Section 2.8, including allocations of principal to the related Accumulation Account for each class of Reset Rate Notes then bearing interest at a fixed rate together with such other amounts then payable pursuant to Section 2.8, to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date (provided, that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture). These deposits and distributions will be made to the extent of the amount of Available Funds for that Distribution Date in the Collection Account plus amounts transferred from the Reserve Account pursuant to Section 2.9, and through the Distribution Date in March 2005, amounts transferred from the Capitalized Interest Account pursuant to Section 2.10(a) with respect to clauses 2.8(d)(1), (d)(2) and (e) below, and, as applicable, amounts on deposit in, or transferred from, the Remarketing Fee Account, any Supplemental Interest Account, any Accumulation Account, any Investment Premium Purchase Account and any Investment Reserve Account. The amount of Available Funds in the Collection Account for each Distribution Date will be distributed or allocated pursuant to the priority of distributions set forth under Section 2.8. The Indenture Trustee shall comply with such instructions received by the Administrator.

         (d) Notwithstanding the foregoing, if required by any related Swap Agreement, the Administrator shall direct the Indenture Trustee to make all Swap Payments to each applicable Swap Counterparty, in the amount allocated for such purpose pursuant to Section 2.8, three Business Days prior to each related Distribution Date.

         Section 2.8 Priority of Distributions. On each Distribution Date, the Indenture Trustee shall first reimburse itself for all amounts due under Section
6.7 of the Indenture and then shall make the following deposits and distributions in the amounts and in the order of priority set forth below:

         (a) to the Servicer, the Primary Servicing Fee due on that Distribution Date;

         (b) to the Administrator, the Administration Fee due on that Distribution Date and all prior unpaid Administration Fees;

         (c) to the Remarketing Fee Account, the Quarterly Funding Amount for that Distribution Date;

         (d)      pro rata, based on amounts due and owing::

                           (1) to the Class A Noteholders, the Class A Noteholders' Interest Distribution Amount, pro rata, based on the amounts payable as Class A Noteholders' Interest Distribution Amount;

                           (2) if one or more Interest Rate Swap Agreements are then in effect, to the related Interest Rate Swap Counterparty, the amount of the related Swap Interest Payment (together with any unpaid Swap Interest Payments from any prior Distribution Date, with interest due thereon) due to each Interest Rate Swap Counterparty under the related Interest Rate Swap Agreement; and

                           (3) to each Interest Rate Swap Counterparty, the amount of any Swap Termination Payment due to that Interest Rate Swap Counterparty under the related Interest Rate Swap Agreement due to a Termination Event (as defined in the related Swap Agreement) resulting from a payment default under the related Interest Rate Swap Agreement by the Trust or the insolvency of the Trust;

         (e) to the Class B Noteholders, the Class B Noteholders' Interest Distribution Amount, pro rata, based on the amounts payable as Class B Noteholders' Interest Distribution Amount;

         (f) sequentially, to the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class A-5 Noteholders, the Class A-6 Noteholders and the Class A-7 Noteholders, in that order, until each such class paid in full, the Class A Noteholders' Principal Distribution Amount; provided, however, if any such class of Reset Rate Notes bears a fixed rate of interest, any Class A Noteholders' Principal Distribution Amount allocated to such class will be deposited into the Accumulation Account for that class, until amounts (less any Investment Earnings) on deposit therein are sufficient to reduce the principal balance of that class to zero (including deposits made on the same date);

         (g) to any Supplemental Interest Account, the applicable Supplemental Interest Account Deposit Amount, if any, for such Distribution Date;

         (h) to the Investment Reserve Account, the amount, if any, required to fund such account to the applicable Investment Reserve Account Required Amount;

         (i) on each Distribution Date on and after the Stepdown Date, and provided no Trigger Event is in effect on such Distribution Date, the Class B Noteholders, until paid in full, the Class B Noteholders' Principal Distribution Amount;

         (j) to the Reserve Account, the amount, if any, necessary to reinstate the balance of the Reserve Account to the Specified Reserve Account Balance;

         (k) to the Investment Premium Purchase Account, the applicable Investment Premium Purchase Account Deposit Amount, if any, together with any carryover shortfalls not deposited on previous Distribution Dates;

         (l) to the Servicer, the aggregate unpaid amount of the Carryover Servicing Fee, if any;

         (m) if applicable, to any Interest Rate Swap Counterparty or Counterparties, pro rata, the amount of any Swap Termination Payments due to the Interest Rate Swap Counterparty or Counterparties, as the case may be, not payable in clause (d)(3) above;

         (n) if applicable, to the Remarketing Agents, any Remarketing Fees due and owing by the Trust to the extent not paid from amounts on deposit in the Remarketing Fee Account;

         (o) if applicable, sequentially, first to the Remarketing Agents for certain expenses incurred in connection with the remarketing of a class of Reset Rate Notes on such Distribution

Date, and second to the Administrator for advances made on behalf of the Trust for the payment of remarketing expenses on that or prior Distribution Dates; and

         (p) to the Excess Distribution Certificateholder (initially the Depositor or an Affiliate thereof), any remaining amounts after application of the preceding clauses.

         In the event that a Swap Termination Payment is owed by the Trust to the Interest Rate Swap Counterparty and a Replacement Transaction (as defined in the related Interest Rate Swap Agreement) is procured by the Trust under which the replacement Interest Rate Swap Counterparty makes a payment to the Trust, the Trust will pay that amount directly to the original Interest Rate Swap Counterparty to the extent that a payment is owed by the Trust to that Interest Rate Swap Counterparty. If after making that payment, the original Interest Rate Swap Counterparty is still owed a payment, then the remaining amount will be paid as set forth in clause (m) above.

         Notwithstanding the foregoing, in the event the Trust Student Loans are not sold pursuant to Section 6.1(A) or Section 4.4 of the Indenture, the amount that would otherwise be paid to the Excess Distribution Certificateholder shall be applied on such Distribution Date to pay as an accelerated payment of principal on the Notes, first to the Class A Noteholders in the same order and priority as is set forth in clause 2.8(f) above until the Outstanding Amount of the Class A Notes is paid in full and reduced to zero, and then to the Class B Noteholders as set forth in clause 2.8(i) above; provided that the amount of such distribution shall not exceed the Outstanding Amount of the Class A Notes or the Class B Notes, as applicable, after giving effect to all other payments in respect of principal of Class A Notes and Class B Notes to be made on such Distribution Date.

         Notwithstanding the foregoing, if:

                  (i) on any Distribution Date following distributions or allocations under clauses 2.8(a) through (f) above to be made on that Distribution Date, without giving effect to any payments from the Capitalized Interest Account to the Class B Noteholders, the Outstanding Amount of the Class A Notes, less amounts (other than Investment Earnings) on deposit in all Accumulation Accounts, would be in excess of:

                            (1)      the outstanding principal balance
                  of the Trust Student Loans, plus

                            (2)      any accrued but unpaid interest on
                  the Trust Student Loans as of the last day of the related Collection Period, plus

                            (3)      the balance of the Reserve Account
                  on such Distribution Date following those distributions required to be made on a Distribution Date under clauses 2.8
                  (a) through (f) above, minus

                            (4)      the Specified Reserve Account
                  Balance and the Supplemental Interest Account Deposit Amount for that Distribution Date, or

                  (ii) an Event of Default affecting the Class A Notes has occurred and is continuing, then, until the conditions described in clauses (i) and (ii) above no longer exist, the amounts on deposit in the Collection Account and the Reserve Account will be applied on that Distribution Date to the payment of the Class A Noteholders' Distribution Amount and the Supplemental Interest Account Deposit Amount before any amounts are applied to the payment of the Class B Noteholders' Distribution Amount.

         Section 2.9 Reserve Account. On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account.

         (a) In the event that the Primary Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Section 2.7(b) above and Section 2.8(a) above on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; provided, however, that, except as provided in Section 2.9(f) below, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fees to the Servicer.

         (b) In the event that the Available Funds are insufficient to make the payments described under Sections 2.8(a) through 2.8(c), 2.8(d)(1), 2.8(d)(2) and 2.8(e) above on any Distribution Date (after giving effect to required distributions and/or allocations from the Capitalized Interest Account), the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such deficiency, to the extent of funds available therein after giving effect to clause (a) above, and to distribute and/or allocate such amounts in the same order and priority as is set forth in Sections 2.8(c), 2.8(d)(1), 2.8(d)(2) and 2.8(e) above.

         (c) In the event that the Class A Noteholders' Principal Distribution Amount on the Note Final Maturity Date with respect to any Class of Class A Notes exceeds the amount distributed to such Class A Noteholders pursuant to Section 2.8(f) above on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Note Final Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to clauses (a) and (b) above, and to distribute such amount to the Class A Noteholders entitled thereto, in the same order and priority as is set forth in Section 2.8(f) above.

         (d) In the event that the Class B Noteholders' Principal Distribution Amount on the Class B Maturity Date exceeds the amount distributed to the Class B Noteholders pursuant to Section 2.8(i) on such date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on the Class B Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to clauses (a) through (c) above, and to distribute such amount to the Class B Noteholders entitled thereto.

         (e) After giving effect to clauses (a) through (d) above, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this clause (e)) is greater than the

Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw the amount on deposit in excess of the Specified Reserve Account Balance and deposit such amount into the Collection Account.

         (f) On the final Distribution Date upon termination of the Trust and following the payment in full of the Outstanding Amount of the Notes and of all other amounts (other than Carryover Servicing Fees, Swap Termination Payments, if applicable, and remarketing fees and expenses) owing or to be distributed hereunder or under the Indenture to Noteholders, the Servicer, any Interest Rate Swap Counterparty, the Remarketing Agents or the Administrator, as applicable, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used first to pay any Carryover Servicing Fees, second to pay any Swap Termination Payments not previously paid to the applicable Interest Rate Swap Counterparty, if any, third to pay any remarketing fees not previously paid from the Remarketing Fee Account and fourth to pay any remarketing fees and expenses due to the Remarketing Agents or the Administrator. Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Excess Distribution Certificateholder. The Excess Distribution Certificateholder shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.9(f).

         (g) Anything in this Section 2.9 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Carryover Servicing Fee, Swap Termination Payments and remarketing fees and expenses, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Eligible Lender Trustee and the Indenture Trustee to make such payments.

         Section 2.10 Other Trust Accounts. The Administrator will instruct the Indenture Trustee to (1) withdraw all Investment Earnings, if any on deposit in
(x) each Trust Account other than any Accumulation Account on each Distribution Date and (y) each Accumulation Account on each Distribution Date, but only to the extent funds are received by the Trust with respect thereto, (2) deposit such amounts into the Collection Account and (3) include such amounts as Available Funds for that Distribution Date.

         (a) Capitalized Interest Account. On the Closing Date, the Issuer shall deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

                  (i) In the event that the Available Funds, less the Principal Distribution Amounts, are insufficient to make the payments described under Sections 2.8(d)(1), 2.8(d)(2) and 2.8(e) on a Distribution Date (prior to any distributions and/or allocations from amounts on deposit in the Reserve Account), the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Capitalized Interest Account an amount equal to such deficiencies, to the extent of funds available therein, and to distribute and/or allocations such amount first, pro rata based on the amounts of such shortfalls, to the Class A Noteholders until they have received the Class A Noteholders' Interest Distribution Amount for that Distribution Date and the related Interest Rate Swap Counterparty until it has received the Swap Interest Payments required to be made under Section 2.8(d)(2) above, and second, so long as the events described in clauses
         (i) and (ii)
         of the last paragraph of Section 2.8 have not occurred, to the Class B Noteholders until they have received the Class B Noteholders' Interest Distribution Amount for that Distribution Date.

                  (ii) After giving effect to Section 2.10(a)(i) above, on the Distribution Date in March 2005, the Administrator shall instruct the Indenture Trustee in writing to withdraw all amounts remaining from the Capitalized Interest Account and to distribute such amount to the Excess Distribution Certificateholder (excluding any Investment Earnings to be transferred to the Collection Account on such Distribution Date).

         (b)      Remarketing Fee Account.

                  (i) On each Distribution Date that is one year or less prior to a Reset Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Collection Account an amount equal to the Quarterly Funding Amount.

                  (ii) If amounts remaining on deposit in the Remarketing Fee Account on any Distribution Date, after giving effect to all distributions required to be made on that Distribution Date, exceeds the sum of the Reset Period Target Amount for all classes of the Reset Rate Notes, the Administrator shall instruct the Indenture Trustee in writing to withdraw such excess amount, deposit such excess amount into the Collection Account and include such excess amount as Available Funds for that Distribution Date.

                  (iii) The Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Distribution Date that is also a Reset Date for a class of Reset Rate Notes, to withdraw from the Remarketing Fee Account on such Distribution Date the amount of the fees due to the Remarketing Agents pursuant to Section 2.8(c) above and pay such fees to the Remarketing Agents by 1:00 p.m. (New York time) on such Distribution Date, in the amounts and to the accounts that the Administrator shall specify; provided, that if the amount (excluding for such purpose any Investment Earnings) on deposit in the Remarketing Fee Account is not sufficient to make payment in full, the Remarketing Agents shall be entitled to payment at the priority position set forth in clause 2.8(n) above on the related and subsequent Distribution Dates until such deficiency is paid in full.

         (c)      Accumulation Account.

                  (i) If, on any Distribution Date, principal would be payable to a class of Reset Rate Notes then bearing interest at a fixed rate (including, without limitation, each class of Reset Rate Notes that bears a fixed rate of interest during its respective initial Reset Period until and including the related Initial Reset Date), principal allocated to that class pursuant to Section 2.8(f) above will be deposited into the related Accumulation Account.

                  (ii) For a class of Reset Rate Notes that bears interest at a fixed rate during the current Reset Period, the Administrator shall instruct the Indenture Trustee in writing no later than one Business Day preceding each Distribution Date that is also a Reset Date, to withdraw from the related Accumulation Account on such Distribution Date (after any additional allocations of principal are made to that account on such Distribution Date) the amount (less any Investment Earnings) on deposit in such Accumulation Account and distribute (by 1:00 p.m. (New York time) on the related Distribution Date) such amounts to the related Reset Rate Noteholders as of the immediately current Record Date, pro rata, as a payment of principal as set forth in clause 2.8(f) above. Amounts (less any Investment Earnings) on deposit in an Accumulation Account may be used only to pay principal on the related class of Reset Rate Notes and for no other purpose.

                  (iii) In the event that on any Distribution Date the amount (less any Investment Earnings) on deposit for a class of Reset Rate Notes in the related Accumulation Account, including amounts deposited on that Distribution Date, would equal the Outstanding Amount of that class, then no additional amounts will be deposited into the related Accumulation Account and all amounts therein, less any Investment Earnings, will be distributed on the next related Reset Date, pursuant to Section 2.10(c)(ii) above, and the Outstanding Amount of that class of Reset Rate Notes will be reduced to zero.

         (d)      Supplemental Interest Account.

                  (i) On each Distribution Date when amounts are on deposit in an Accumulation Account, the Indenture Trustee, subject to sufficient Available Funds therefor, will deposit into the related Supplemental Interest Account, the related Supplemental Interest Account Deposit Amount for such Distribution Date, pursuant to Section 2.8(g) above.

                  (ii) The Administrator will instruct the Indenture Trustee to withdraw all amounts (including any Investment Earnings) on deposit in each Supplemental Interest Account on each Distribution Date, deposit such amounts into the Collection Account, and include such sums as Available Funds for that Distribution Date.

         (e)      Investment Premium Purchase Account.

                  (i) From time to time, the Administrator will instruct the Indenture Trustee in writing to withdraw amounts from the Investment Premium Purchase Account, and utilize such amounts to pay for the purchase price in excess of par of any Eligible Investments related to an Accumulation Account.

                  (ii) On each Distribution Date, the Administrator will instruct the Indenture Trustee in writing to (1) withdraw the Investment Premium Purchase Account Release Amount (including any Investment Earnings in the Investment Premium Purchase Account), (2) deposit such funds into the Collection Account, and (3) include such funds as Available Funds for that Distribution Date.

         (f)      Investment Reserve Account.

                  (i) If the ratings of any Eligible Investment related to an Accumulation Account have been downgraded by one or more Rating Agencies, on the next Distribution Date the Administrator will instruct the Indenture Trustee to deposit the applicable Investment Reserve Account Required Amount into the Investment Reserve Account to the extent of Available Funds remaining after giving effect to distributions and/or allocations made pursuant to Section 2.8(a) through (g). On each Distribution Date, the Administrator will instruct the Indenture Trustee to withdraw from the Investment Reserve Account any amounts required to offset realized losses on Eligible Investments related to an Accumulation Account, and deposit that amount into the related Accumulation Account.

                  (ii) On each Distribution Date, the Administrator will instruct the Indenture Trustee to (1) withdraw all amounts (including any Investment Earnings) which were not deposited into an Accumulation Account and have remained on deposit in the Investment Reserve Account from the immediately preceding Distribution Date, (2) deposit such funds into the Collection Account, and (3) include such funds as Available Funds for that Distribution Date.

         Section 2.11 Statements to Excess Distribution Certificateholders and Noteholders On each Determination Date preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee and the Eligible Lender Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each Noteholder of record and for the Eligible Lender Trustee to forward on such succeeding Distribution Date to each Excess Distribution Certificateholder of record a statement, setting forth at least the following information as to the Notes and the Excess Distribution Certificate to the extent applicable:

         (a) the amount of such distribution allocable to principal of each class of the Notes (including amounts deposited into any Accumulation Accounts);

         (b) the amount of the distribution allocable to interest on each class of the Notes;

         (c) the amount of the distribution allocable to the Excess Distribution Certificate, if any;

         (d)      [Reserved];

         (e) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

         (f) the aggregate outstanding principal balance of the Notes, the Note Pool Factor, and as of such Distribution Date, after giving effect to payments allocated to principal reported under clauses (a) and (c) above;

         (g) the Note Rate for the next period for each class of Notes (identifying separately any applicable Index);

         (h) the amount of the Servicing Fee and any Carryover Servicing Fee paid to the Servicer on such Distribution Date and on the two preceding Monthly Servicing Payment Dates, and the amount, if any, of the Carryover Servicing Fee remaining unpaid after giving effect to any such payments;

         (i) the amount of the Administration Fee paid to the Administrator on such Distribution Date;

         (j) with respect to the Reset Rate Notes: (i) the next related Reset Date and Reset Period for each class; (ii) the amount on deposit in each Accumulation Account, each Supplemental Interest Account, the Investment Premium Purchase Account and the Investment Reserve Account, if applicable; (iii) the interest rate and amount due to any Interest Rate Swap Counterparty, if applicable; (iv) the amount of fees, if any, paid to the Remarketing Agents on such Distribution Date; and (v) any other relevant information as determined by the Administrator;

         (k) the amount of the aggregate Realized Losses, if any, for the related Collection Period and the balance of Trust Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

         (l) the amount of any Note Interest Shortfall, if any, in each case as applicable to each class of Notes, and the change in such amounts from the preceding statement;

         (m) the aggregate Purchase Amounts for Trust Student Loans, if any, that were repurchased by the Depositor or purchased by the Servicer or Sallie Mae from the Issuer in such Collection Period;

         (n) the respective balance of the Reserve Account and the Capitalized Interest Account, if any, on such Distribution Date, after giving effect to changes therein on such Distribution Date;

         (o) the amount received from and paid to each Interest Rate Swap Counterparty for such Distribution Date and the amount of any Termination Payment made or received by the Trust during the applicable Collection Period.

         (p) the balance of Trust Student Loans that are delinquent in each delinquency period as of the end of that Collection Period; and

         (q) the amount on deposit, if any, in the Investment Reserve Account and the Investment Premium Purchase Account and the aggregate amount of any realized losses on Eligible Investments.

         Each amount set forth pursuant to clauses (a), (b), (c), (f), (h), (i), j(ii), j(iii), k(iv) and l above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note. A copy of the statements referred to above may be obtained by any Excess Distribution Certificateholder or Note Owner by a written request to the Eligible Lender Trustee or the Indenture Trustee, respectively, addressed to the respective Corporate Trust Office.

         Section 2.12 Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Eligible Lender Trustee of the proposed action and the Eligible Lender Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

         (a)      the amendment of or any supplement to the Indenture;

         (b) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Trust Student Loans);

         (c)      the amendment, change or modification of the Basic Documents;

         (d) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

         (e)      the removal of the Indenture Trustee.

         Section 2.13 Exceptions. Notwithstanding anything to the contrary in this Supplement, except as expressly provided herein or in the other Basic Documents, the Administrator shall not be obligated to, and shall not, (a) make any payments to the Noteholders under the Basic Documents, (b) sell the Indenture Trust Estate pursuant to Section 5.04 of the Indenture, (c) take any other action that the Issuer directs the Administrator not to take on its behalf, (d) in connection with its duties hereunder assume any indemnification obligation of any other Person or (e) service the Trust Student Loans.

         Section 2.14 Compensation. As compensation for the performance of the Administrator's obligations under this Supplement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $25,000 for each Collection Period payable on the related Distribution Date (the "Administration Fees") payable in arrears which shall be solely an obligation of the Issuer.

         Section 2.15 Servicer and Administrator Expenses. Each of the Servicer and the Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator or to the Certificateholders and the Noteholders, as the case may be. To the extent that there are insufficient Available Funds therefor, the Administrator shall advance from its funds and also pay, on behalf of the Trust, the costs and expenses (other than remarketing fees) associated with the remarketing of a class of Reset Rate Notes, set forth in Section 3 of the Remarketing Agreement, including, without limitation, the fees of the Rating Agencies in connection with any required satisfaction of the Rating Agency Condition. On each Distribution Date, the Administrator shall be entitled to reimbursement from the Trust for such remarketing related expenses, from Available Funds, as set forth in Section 2.8(o) above.

                                  ARTICLE III

         Section 3.1 Administrator's Certificate; Servicer's Report.

         (a) On or before the tenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Servicer shall deliver to the Administrator a Servicer's Report with respect to the preceding month containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator's Officers' Certificate and the Administrator's Certificate covering such calendar month referred to in Section 3.1(b) below. On or before the tenth day (or, if any such day is not a Business Day, on the next succeeding Business Day), preceding each Distribution Date the Servicer shall deliver to the Administrator a Servicer's Report with respect to the preceding Collection Period containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator's Officers' Certificate and the Administrator's Certificate covering such calendar month referred to in
Section 3.1(c) below.

         (b) On the second Business Day prior to each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee and the Indenture Trustee, an Officer's Certificate of the Administrator containing all information necessary to pay the Servicer the Primary Servicing Fee due on such Monthly Servicing Payment Date pursuant to
Section 2.7(b) above.

         (c) On each Determination Date prior to a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee and the Indenture Trustee, with a copy to the Rating Agencies, an Administrator's Certificate containing all information necessary to make the distributions pursuant to Sections 2.7 and 2.8 above, if applicable, for the Collection Period preceding the date of such Administrator's Certificate.

         (d) Prior to each Determination Date, the Administrator shall determine the Note Rates and that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator's Certificate on such Determination Date pursuant to this Section 3.1. In connection therewith, the Administrator shall calculate LIBOR applicable for the first Accrual Period and for each subsequent Accrual Period shall calculate, as applicable, on each Interest Rate Determination Date during such Accrual Period, Three-Month LIBOR, the Commercial Paper Rate, the CMT Rate, the Federal Funds Rate, the 91-day Treasury Bill Rate, the Prime Rate (in each case only if applicable to a class of Reset Rate Notes during such Accrual Period) or any other rate or index relevant to the payment of interest of any Note, in accordance with the definitions of each such Index. In addition, the Administrator hereby accepts the delegation to it of the obligations of the "Calculation Agent" under any Interest Rate Swap Agreement to which the Trust is a party.

         (e) The Administrator hereby accepts the delegation to it of the obligations of the "Calculation Agent" under the Interest Rate Cap Agreement to which the Issuer is a party, as applicable.

         (f) The Administrator shall furnish to the Issuer from time to time such information regarding the Collateral as the Issuer shall reasonably request.

         Section 3.2 Annual Statement as to Compliance; Notice of Default; Financial Statements.

         (a) Each of the Servicer and the Administrator shall deliver to the Eligible Lender Trustee and the Indenture Trustee on or before 120 days after the end of the fiscal year of the Servicer and the Administrator, an Officer's Certificate of the Servicer or the Administrator, as the case may be, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer or the Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 2003) and of its performance under this Supplement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer or the Administrator, as the case may be, has fulfilled its obligations in all material respects under this Supplement and, with respect to the Servicer, the Servicing Agreement throughout such year or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officers' Certificate and each report referred to in Section 3.1 to the Rating Agencies. A copy of each such Officers' Certificate and each report referred to in Section 3.1 may be obtained by any Excess Distribution Certificateholder, Noteholder or Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Eligible Lender Trustee, the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of Noteholders as of the date specified by the Eligible Lender Trustee.

         (b) The Servicer shall deliver to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Servicer of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 5.01 of the Servicing Agreement.

         (c) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Sections 5.1(a) or (b) below or would cause the Administrator to fail to meet the requirement of clause (a) of Section
2.4 above.

         (d) The Administrator shall provide to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies (i) as soon as possible and in no event more than 120 days after the end of each fiscal year of the Administrator audited financials as at the end of and for such year and (ii) as soon as possible and in no event more than 45 days after the end of each quarterly accounting period of the Administrator unaudited financials as at the end of and for such period.

         Section 3.3 Annual Independent Certified Public Accountants' Report Each of the Servicer and the Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or the Administrator, as the case may be, to deliver to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies on or before March 31 of each year, a report addressed to the Servicer or the Administrator, as the case may be, the Eligible Lender Trustee and the Indenture Trustee, to the effect that such firm has examined certain documents and records relating to the servicing of the Trust Student Loans, or the administration of the Trust Student Loans and of the Trust, as the case may be, during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 2003) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such servicing or administration, respectively, was conducted in compliance with those terms of this Supplement and in the case of the Servicer, the Servicing Agreement, including any applicable statutory provisions incorporated therein and such additional terms and statutes as may be specified from time to time by the Administrator, except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such report. Such report will also indicate that the firm is independent of the Servicer or the Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                                   ARTICLE IV

         Section 4.1 Representations of Administrator. Sallie Mae, as Administrator, makes the following representations on which the Issuer is deemed to have relied in acquiring the Initial Trust Student Loans. The representations speak as of the execution and delivery of this Supplement and as of the Closing Date and shall survive the sale of the Initial Trust Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. The Administrator is duly organized and validly existing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         (b) Power and Authority. The Administrator has the corporate power and authority to execute and deliver this Supplement and to carry out its terms, and the execution, delivery and performance of this Supplement have been duly authorized by the Administrator by all necessary corporate action.

         (c) Binding Obligation. This Supplement has been duly authorized, executed and delivered by the Administrator and, assuming that it is duly executed and delivered by parties hereto, constitutes a valid and binding agreement of the Administrator, enforceable against the Administrator in accordance with its terms; except that the enforceability hereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (c) with respect to rights to indemnity hereunder, limitations of public policy under applicable securities laws.

         (d) No Violation. The consummation of the transactions contemplated by this Supplement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the charter or By-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

         (e)      No Proceedings.

                  (i) Other than as set forth in SLM Corporation's most recently filed Form 10-K or Form 10-Q or comparable public disclosure documents, there are no legal or governmental proceedings pending to which the Administrator or any of its subsidiaries is a party or of which any property of the Administrator or any of its subsidiaries is the subject which, if determined adversely to the Issuer or the Administrator or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consummation of the transactions contemplated hereby or the ability of the Administrator to perform all of its obligations with respect to the Trust; and, to the best of the Administrator's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (ii) There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (A) asserting the invalidity of this Supplement or any of the other Basic Documents, the Notes or the Excess Distribution Certificate, (B) seeking to prevent the issuance of the Notes or the Excess Distribution Certificate or the consummation of any of the transactions contemplated by this Supplement or any of the other Basic Documents, or (C) seeking to affect adversely the Federal or state income tax attributes of the Issuer, the Notes or the Excess Distribution Certificate.

         (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Supplement and the performance by the Administrator of the transactions contemplated by this Supplement have been duly obtained, effected or given and are in full force and effect.

         Section 4.2 Liability of Administrator; Indemnities.

         (a) The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Supplement.

         (b) The Administrator shall indemnify, defend and hold harmless the Issuer, the Excess Distribution Certificateholder, the Noteholders and each Interest Rate Swap Counterparty and any of the officers, directors, employees and agents of the Issuer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Supplement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

         (c) The Administrator shall indemnify the Indenture Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the performance of its duties under the Indenture and the other Basic Documents. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it, may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents. The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Indenture Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Indenture Trustee and the Administrator in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         (d) The Administrator shall indemnify the Eligible Lender Trustee (including in its capacity as Interim Eligible Lender Trustee) in its individual capacity and any of its officers, directors, employees and agents against any and all loss, liability, claims, damages, costs, penalties, taxes (excluding taxes payable by it on any compensation received by it for its services as trustee) or expense (including attorneys' fees) incurred by it in connection with the performance of its duties under the Interim Trust Agreement, the Trust Agreement and the other Basic Documents.

         (e) Without limiting the generality of the foregoing, the Administrator shall indemnify the Eligible Lender Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all liability relating to or resulting from any of the following:

                  (i) any claim that the Trust Student Loans (or any guarantee with respect thereto) are delinquent, uncollectable, uninsured, illegal, invalid or unenforceable;

                  (ii) any claim that the Trust Student Loans have not been made, administered, serviced or collected in accordance with applicable federal and state laws or the requirements of any Guarantor;

                  (iii) any claim that any original note or other document evidencing or relating to the Trust Student Loans has been lost, misplaced or destroyed; and

                  (iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b) (other than for the Eligible Lender Trustee's failure to qualify as an eligible lender under the Act).

         (f) The Eligible Lender Trustee shall notify the Administrator promptly of any claim for which it may seek indemnity. Failure by the Eligible Lender Trustee to so notify the

Administrator shall not relieve the Administrator of its obligations hereunder and under the other Basic Documents. The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Eligible Lender Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Eligible Lender Trustee and the Administrator in conducting the defense of such claim, the Eligible Lender Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Eligible Lender Trustee through the Eligible Lender Trustee's own willful misconduct, negligence or bad faith.

         (g) The Depositor shall pay reasonable compensation to the Indenture Trustee and the Eligible Lender Trustee and shall reimburse the Indenture Trustee and the Eligible Lender Trustee for all reasonable expenses, disbursements and advances.

         (h) For purposes of this Section 4.2, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 4.3 below) as Administrator pursuant to Section 5.1 below, or a resignation by such Administrator pursuant to this Supplement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 5.2 below.

         (i) Indemnification under this Section 4.2 shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Supplement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

         Section 4.3 Merger or Consolidation of, or Assumption of the Obligations of, Administrator. Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Supplement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, if other than Sallie Mae, executes an agreement of assumption to perform every obligation of the Administrator under this Supplement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.1 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default shall have occurred and be continuing, (iii) the surviving Administrator, if other than Sallie Mae, shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 4.3 and that all conditions precedent, if any, provided for in this Supplement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) unless Sallie Mae is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the Certificateholders and (v) unless Sallie Mae is the surviving entity, the Administrator shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Trust Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Anything in this Section 4.3 to the contrary notwithstanding, the Administrator may at any time assign its rights, obligations and duties under this Supplement to an Affiliate provided that the Rating Agencies confirm that such assignment will not result in a downgrading or a withdrawal of the ratings then applicable to the Notes.

         Section 4.4 Limitation on Liability of Seller, Administrator and
Others.

         (a) Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, or to the Indenture Trustee or the Eligible Lender Trustee except as provided under this Supplement for any action taken or for refraining from the taking of any action pursuant to this Supplement or for errors in judgment; provided, however, that these provisions shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Supplement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (b) Except as provided in this Supplement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Trust Student Loans and the Trust in accordance with this Supplement and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Supplement and the other Basic Documents and the rights and duties of the parties to this Supplement and the other Basic Documents and the interests of the Certificateholders under this Supplement and the Noteholders under the Indenture and under this Supplement.

         Section 4.5 Administrator May Own Certificates or Notes. The Administrator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Excess Distribution Certificate or Notes with the same rights as it would have if it were not the Administrator or an Affiliate thereof, except as expressly provided herein in any other Basic Document.

         Section 4.6 Sallie Mae, Inc Not to Resign as Administrator. Subject to the provisions of Section 4.3 above, Sallie Mae shall not resign from the obligations and duties imposed on it as Administrator under this Supplement except upon determination that the performance of its duties under this Supplement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over Sallie Mae or its properties. Notice of any such determination permitting or requiring the resignation of Sallie Mae, Inc. shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of Sallie Mae in accordance with Section 5.2 below. Anything in this Section 4.6 to the contrary notwithstanding, the Administrator may resign at any time subsequent to the assignment of its duties and obligations hereunder pursuant to Section 4.3 above.

                                   ARTICLE V

         Section 5.1 Administrator Default If any one of the following events (an "Administrator Default") shall occur and be continuing:

         (a) (i) in the event that daily deposits into the Collection Account are not required, any failure by the Administrator to deliver to the Indenture Trustee for deposit in the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, as applicable, or

                  (ii) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from any of the Trust Accounts on any Monthly Servicing Payment Date or Distribution Date, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

         (b) any failure by the Administrator duly to observe or to perform in any material respect any other term, covenant or agreement of the Administrator set forth in this Supplement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders or Certificateholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator, the Indenture Trustee and the Eligible Lender Trustee by the Noteholders or Certificateholders, as applicable, representing not less than 50% of the Outstanding Amount of the Notes or 50% of the outstanding Certificates (including any Certificates owned by the Depositor); or

         (c)      an Insolvency Event occurs with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee or the Noteholders evidencing not less than 50% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 4.2 above) of the

Administrator under this Supplement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Supplement, whether with respect to the Notes, the Excess Distribution Certificate, the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 5.2 below; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Supplement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Supplement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator (other than the Indenture Trustee acting as the Administrator under this Section 5.1) upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

         Section 5.2 Appointment of Successor.

         (a) Upon receipt by the Administrator of notice of termination pursuant to Section 5.1 above, or the resignation by the Administrator in accordance with the terms of this Supplement, the predecessor Administrator shall continue to perform its functions as Administrator under this Supplement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Supplement and (ii) the date upon which the predecessor Administrator shall become unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel (the "Transfer Date"). In the event of the termination hereunder of the Administrator the Issuer shall appoint a successor Administrator acceptable to the Indenture Trustee, and the successor Administrator shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Administrator and the Indenture Trustee shall be entitled to the Administration Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to the Administrator under this Supplement.

         (b) Upon appointment, the successor Administrator (including the Indenture Trustee acting as successor Administrator), shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Administrator (which shall not exceed the Administration

Fee unless such compensation arrangements will not result in a downgrading or withdrawal of any rating on the Notes or the Certificates by any Rating Agency) and all the rights granted to the predecessor Administrator by the terms and provisions of this Supplement.

         (c) The Administrator may not resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor Administrator has been appointed and has assumed all the obligations of the Administrator in accordance with the terms of this Supplement and the other Basic Documents.

         Section 5.3 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Administrator pursuant to this Article V, the Eligible Lender Trustee shall give prompt written notice thereof to Certificateholders and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

         Section 5.4 Waiver of Past Defaults. The Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes (or the Certificateholders of Certificates evidencing a majority of the outstanding Certificates, in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Supplement. Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Supplement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE VI

         Section 6.1 Termination.

         (a) Optional Purchase of All Trust Student Loans. The Administrator shall notify the Servicer, the Depositor and the Indenture Trustee in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, but in no event earlier than as of the last day of the Collection Period immediately preceding the Distribution Date in September 2008, the Eligible Lender Trustee on behalf and at the direction of the Servicer, or any other "eligible lender" (within the meaning of the Higher Education Act) designated by the Servicer in writing to the Eligible Lender Trustee and the Indenture Trustee, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Servicer shall deposit pursuant to Section 2.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Servicer may not effect such purchase if such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any amounts owed to any Interest Rate Swap Counterparty for Swap Payments and Swap Termination Payments and amounts to any Remarketing Agent for any unpaid remarketing fees and expenses, and any Carryover Servicing Fees. In the event the Servicer fails to notify the Eligible Lender Trustee and the Indenture Trustee in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Servicer intends to exercise its option to purchase the Trust Estate, the Servicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Servicer has received 5 business days' notice from the Indenture Trustee as provided in Section 4.4 of the Indenture.

         (b) Notice. Notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

         (c) Succession. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the holder of the Excess Distribution Certificate shall succeed to the rights of the Noteholders hereunder and the Eligible Lender Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Supplement and any other Basic Documents.

                                  ARTICLE VII

         Section 7.1 Protection of Interests in Trust.

         (a) The Administrator, on behalf of the Depositor, shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in the Trust Student Loans and in the proceeds thereof. The Administrator shall deliver (or cause to be delivered) to the Eligible Lender Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Eligible Lender Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) Each of the Depositor and the Servicer shall have an obligation to give the Eligible Lender Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Trust Student Loans, and its principal executive office, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Trust Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Trust Student Loan, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Trust Student Loan and the amounts from time to time deposited by the Servicer in the Collection Account in respect of such Trust Student Loan.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Issuer, the Servicer's master computer records (including any backup archives) that refer to a Trust Student Loan shall indicate clearly the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in such Trust Student Loan and that such Trust Student Loan is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's, the Eligible Lender Trustee's and the Indenture Trustee's interest in a Trust Student Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Trust Student Loan shall have been paid in full or repurchased.

         (f) If at any time the Depositor or the Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Trust Student Loan, indicate clearly that such Trust Student Loan has been sold and is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

         (g) Upon reasonable notice, the Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Trust Student Loan.

         (h) Upon request, at any time the Eligible Lender Trustee or the Indenture Trustee have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Servicer shall furnish to the Eligible Lender Trustee or to the Indenture Trustee (in each case, with a copy to the Administrator), within five Business Days, a list of all Trust Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Administrator shall furnish to the Eligible Lender Trustee or to the Indenture Trustee, within 20 Business Days thereafter, a comparison of such list to the list of Initial Trust Student Loans set forth in Schedule A to the Indenture as of the Closing Date, and, for each Trust Student Loan that has been removed from the pool of loans held by the Eligible Lender Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Trust Student Loan was so removed.

         (i) The Depositor shall deliver to the Eligible Lender Trustee and the Indenture Trustee:

                  (i) promptly after the execution and delivery of this Supplement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                  (ii) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.6(b) of the Indenture.

         (j) Each Opinion of Counsel referred to in Section 7.1 above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

         (k) The Depositor shall, to the extent required by applicable law, cause the Excess Distribution Certificate and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                                  ARTICLE VIII

         Section 8.1 Independence of the Administrator. For all purposes of this Supplement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Eligible Lender Trustee.

         Section 8.2 No Joint Venture. Nothing contained in this Supplement (a) shall constitute the Administrator and either of the Issuer or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 8.3 Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

         Section 8.4 Powers of Attorney. The Eligible Lender Trustee and the Indenture Trustee shall upon the written request of the Administrator furnish the Administrator with any powers of attorney and other documents reasonably necessary or appropriate to enable the Administrator to carry out its administrative duties hereunder.

         Section 8.5 Amendment.

         (a) This Supplement (other than Sections 2.1 and 2.2 above) may be amended by the Issuer, the holder of the Excess Distribution Certificate, the Servicer, the Administrator, the Eligible Lender Trustee and the Indenture Trustee, without the consent of any of the Noteholders or any Swap Counterparty, to cure any ambiguity, to correct or supplement any provisions in this Supplement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Supplement or of modifying in any manner the rights of the Noteholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder, and that such action will not materially adversely affect (1) the Trust's ability to enforce or protect its rights or remedies under any Swap Agreement, (2) the ability of the Trust to timely and fully perform its obligations under any Swap Agreement or (3) any of the Trust's obligations under any Swap Agreement or any swap transaction under such agreement. Any such amendment, modification or supplement without the consent of the related Swap Counterparty shall not be binding on the related Interest Rate Swap Counterparty.

         (b) Sections 2.1 and 2.2 may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the holder of the Excess Distribution Certificate, the Eligible Lender Trustee, the Indenture Trustee and the Administrator, without the consent of the Noteholders or any Swap Counterparty (unless such consent is otherwise required by this Section), for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of such Article; provided that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee and the Eligible Lender Trustee, materially and adversely affect the interest of any Noteholder or any Swap Counterparty.

         (c) This Supplement (other than Sections 2.1 and 2.2 above) may also be amended from time to time by the Issuer, the holder of the Excess Distribution Certificate, the Servicer, the Administrator, the Indenture Trustee and the Eligible Lender Trustee, and Sections 2.1 and

2.2 above may also be amended by the Eligible Lender Trustee, the Administrator and the Indenture Trustee, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Supplement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Trust Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or any Swap Counterparty, or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

         (d) Promptly after the execution of any such amendment (or, in the case of the Rating Agencies, fifteen days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment to the holder of the Excess Distribution Certificate, the Indenture Trustee, each Swap Counterparty and each of the Rating Agencies.

         (e) It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         (f) Prior to the execution of any amendment to this Supplement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Supplement and the Opinion of Counsel referred to in Section 7.1(i) above. The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Supplement or otherwise.

         (g) The parties to this Agreement acknowledge and agree that, pursuant to each Interest Rate Swap Agreement, the Trust has agreed or will agree (a) to notify the Interest Rate Swap Counterparty of any amendment, modification or supplement to this Agreement or any other Basic Document that would materially adversely affect (i) the Interest Rate Swap Counterparty's ability to enforce or protect its rights or remedies under the applicable Interest Rate Swap Agreement (ii) the ability of the Trust to timely and fully perform its obligations under the applicable Interest Rate Swap Agreement, or
(iii) any of the terms of the Indenture or this Agreement which relates to payments to or rights of the Interest Rate Swap Counterparty under either such agreement, and (b) to obtain the written consent of the Interest Rate Swap Counterparty to any such amendment, modification or supplement. Any such amendment, modification or supplement without the written consent of each Interest Rate Swap Counterparty shall be void and unenforceable.

         (h)      Notices to any Interest Rate Swap Counterparty under this
Section 8 shall be addressed to such Interest Rate Swap Counterparty at the address listed in the related Swap Confirmation.

         Section 8.6 Assignment Notwithstanding anything to the contrary contained herein, except as provided in Section 4.3 of the Servicing Agreement and Section 4.3 of this

Supplement, this Supplement may not be assigned by the Depositor, the Administrator or the Servicer. This Supplement may be assigned by the Eligible Lender Trustee only to its permitted successor pursuant to the Trust Agreement.

         Section 8.7 Limitations on Rights of Others The provisions of this Supplement are solely for the benefit of the Depositor, the Servicer, the Issuer, the Indenture Trustee and the Eligible Lender Trustee and for the benefit of the Excess Distribution Certificateholders, the Noteholders and each Interest Rate Swap Counterparty, as third party beneficiaries, and nothing in this Supplement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Supplement or any covenants, conditions or provisions contained herein.

         Section 8.8 Assignment to Indenture Trustee The Depositor hereby acknowledges and consents to any Grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Trust Student Loans and the assignment of any or all of the Issuer's rights and obligations under this Supplement and the Sale Agreement and the Depositor's rights under the Purchase Agreement to the Indenture Trustee. The Servicer hereby acknowledges and consents to the assignment by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of any and all of the Issuer's rights and obligations under this Supplement and under the Servicing Agreement.

         Section 8.9 Nonpetition Covenants.

         (a) Notwithstanding any prior termination of this Supplement, the Servicer, the Administrator, the Eligible Lender Trustee and the Depositor shall not, prior to the date which is one year and one day after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         (b) Notwithstanding any prior termination of this Supplement, the Servicer, the Administrator, the Issuer and the Eligible Lender Trustee shall not, prior to the date which is one year and one day after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

         Section 8.10 Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this Supplement has been executed and delivered by Chase Manhattan Bank USA, National Association, not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer, and in no event shall Chase Manhattan Bank USA, National Association, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer or the Eligible Lender Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

         (b) Notwithstanding anything contained herein to the contrary, this Supplement has been executed and delivered by The Bank of New York, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         (c) The rights of and protections of the Indenture Trustee under the Indenture shall be incorporated as though explicitly set forth herein.

         Section 8.11 Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.12 Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Supplement.

         Section 8.13 Counterparts. This Supplement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

         Section 8.14 Severability. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each of the parties named on the signature pages to this Supplement by execution of this Supplement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of the Master Agreement in connection with the Trust, this Supplement and the other Basic Documents to the extent reference is made in the Master Agreement to such party. The rights and obligations of such parties under the Master Agreement resulting from the execution of this Supplement (other than the Depositor) shall be applicable only with respect to the Trust, this Supplement and the other Basic Documents.

         Section 8.15 Additional Reset Rate Note Agreements.

         (a) The parties hereto acknowledge that the Administrator is authorized, from time to time, either enter into or to instruct the Eligible Lender Trustee to enter into (in either case, not in their respective individual capacities but solely on behalf of the Issuer) (i) Remarketing Agreements, (ii) Remarketing Agency Agreements, and (iii) Interest Rate Swap Agreements, in addition to each Initial Interest Rate Swap Agreement, with one or more Eligible Swap

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Counterparties on any Reset Date, and from time to time in the event an
Interest Rate Swap Agreement terminates prior to the end of the related Reset Period when (1) a class of Reset Rate Notes is to bear interest at a fixed rate during the upcoming Reset Period, or (2) a class of Reset Rate Notes is to bear interest at a floating rate during the upcoming Reset Period and the Remarketing Agents (in consultation with the Administrator) determine that it is in the best interest of the Issuer, based on then-current market conditions, to enter into one or more Interest Rate Swap Agreements to hedge against basis risk; provided, however, that all such Interest Rate Swap Agreements are entered into using the procedures set forth in the Reset Rate Note Procedures and the Rating Agency Condition is met.

         (b) Subject to the provisions of Section 13 of the Reset Rate Note Procedures, the Eligible Lender Trustee hereby agrees (not in its individual capacity but solely as Eligible Lender Trustee on behalf of the Issuer) to enter into such Interest Rate Swap Agreements, Remarketing Agreements and Remarketing Agency Agreements on behalf of the Issuer as the Administrator shall direct in writing from time to time.

         Section 8.16 Excess Distribution Certificate. Any holder of the Excess Distribution Certificate, as evidenced by its agreement to accept the rights conferred under the Excess Distribution Certificate, is hereby deemed to accept all obligations of the Depositor under this Agreement.

               [Remainder of this page intentionally left blank.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the date first above written.

                                SLM FUNDING LLC,
                                in its capacity as Depositor and as holder of the Excess Distribution Certificate

                                By: /s/ MARK L. HELEEN
                                Name:   Mark L. Heleen
                                Title:  Vice President

                                STUDENT LOAN MARKETING ASSOCIATION

                                By: /s/ MICHAEL E. SHEEHAN
                                Name:   Michael E. Sheehan
                                Title:  Vice President

                                SLM STUDENT LOAN TRUST 2003-11

                                By: CHASE MANHATTAN BANK USA,
                                NATIONAL ASSOCIATION,
                                not in its individual capacity but solely as
                                Eligible Lender Trustee

                                By: /s/ JOHN J. CASHIN

                                Name:  John J. Cashin
                                Title: Vice President

                                By: CHASE MANHATTAN BANK USA,
                                NATIONAL ASSOCIATION,
                                not in its individual capacity but solely as
                                Eligible Lender Trustee

                                By:  /s/ JOHN J. CASHIN

                                Name:  John J. Cashin
                                Title: Vice President

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

                                SALLIE MAE SERVICING, L.P.

                                By:  SALLIE MAE, INC.
                                Its general partner

                                By: /s/ PETER W. STRANG
                                Name:   Peter W. Strang
                                Title:  Vice President

                                THE BANK OF NEW YORK,
                                not in its individual capacity but solely as Indenture Trustee

                                By: /s/ ERIC A. LINDAHL
                                Name:   Eric A. Lindahl
                                Title:  Agent

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The Administrator hereby acknowledges receipt of this Supplement and hereby confirms to the Depositor and the other signatories to this Supplement that the representations of the Administrator contained in Article IV of the Master Agreement are true and correct as of the date of this Supplement.

STUDENT LOAN MARKETING ASSOCIATION

By: /s/  MICHAEL E. SHEEHAN
Name: Michael E. Sheehan
Title: Vice President

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